Exhibit 10.1

--------------------------------------------------------------------------------

                                TRUST AGREEMENT

                                 BY AND AMONG

                            BMW MANUFACTURING L.P.

                                      AND

                         CHASE MANHATTAN BANK DELAWARE

                CREATING A DELAWARE BUSINESS TRUST TO BE KNOWN
                   AS THE "FINANCIAL SERVICES VEHICLE TRUST"

                 AMENDED AND RESTATED AS OF SEPTEMBER 27, 1996

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    PART I
                                  DEFINITIONS

Section 1.1.   Definitions ................................................    1
               Affected Trust Assets ......................................    1
               Affiliate ..................................................    1
               Agreement ..................................................    1
               Bank .......................................................    2
               Beneficiary ................................................    2
               BMW ........................................................    2
               Booked Residual Value ......................................    2
               Business Day ...............................................    2
               Business Trust Statute .....................................    2
               Certificate ................................................    2
               Certificate Register .......................................    2
               Certificates of Title ......................................    2
               Claims .....................................................    2
               Dealer Agreements ..........................................    2
               Dealers ....................................................    2
               Insurance Policies .........................................    2
               Leases .....................................................    2
               Leased Vehicles ............................................    2
               Original Agreement .........................................    2
               Permitted Investments ......................................    2
               Person .....................................................    2
               Registrar of Titles ........................................    3
               Residual Value .............................................    3
               Securitized Financings .....................................    3
               Series Vehicle Trustee .....................................    3
               Servicer ...................................................    3
               Servicing Agreement ........................................    3
               Special Purpose Affiliate ..................................    3
               SUBI .......................................................    3
               SUBI Account ...............................................    3

              SUBI Assets .................................................    3
              SUBI Certificate ............................................    3
              SUBI Portfolio ..............................................    3
              SUBI Supplement .............................................    3
              Trust .......................................................    3
              Trust Agency Agreement ......................................    3
              Trust Agent .................................................    3
              Trust Assets ................................................    3
              Trustee .....................................................    3
              Trustee Accounts ............................................    3
              Unspecified Trust Interest ..................................    4
              UTI .........................................................    4
              Unspecified Trust Interest Certificate ......................    4
              UTI Certificate .............................................    4
              UTI Assets ..................................................    4
              UTI Pledge ..................................................    4
              UTI Portfolio ...............................................    4
              UTI Supplement ..............................................    4

                                    PART II
                     CREATION OF TRUST; GRANTOR'S INTEREST
Section 2.1.  Creation of Trust ...........................................    4
Section 2.2.  Situs of Trust ..............................................    5

                                   PART III
                                 TRUST ASSETS
Section 3.1.  Trust Assets ................................................    5

                                    PART IV
                             ACCEPTANCE BY TRUSTEE
Section 4.1.  Acceptance by Trustee .......................................    6

                                    PART V
                         BENEFICIAL INTERESTS IN TRUST
Section 5.1.  Unspecified Trust Interest ..................................    7
Section 5.2.  Special Units of Beneficial Interest ........................    8
Section 5.3.  Special Obligations with Respect to Beneficial Ownership ....   11

Section 5.4.   Form of Certificate; Registration of Certificates ..........   12
Section 5.5.   Mutilated, Destroyed, Lost or Stolen Certificates ..........   13
Section 5.6.   Retitling of Leased Vehicles ...............................   14
Section 5.7.   All Assets to be Held in SUBI or UTI Portfolios ............   14

                                     PART VI
            DUTIES AND POWERS OF TRUST AND TRUSTEE; TRUSTEE LIABILITY
Section 6.1.   Duties and Powers of Trustee; Limitations on Trust
                    Activity ..............................................   14
Section 6.2.   Duty of Care ...............................................   17
Section 6.3.   Certain Matters Affecting the Trustee ......................   18
Section 6.4.   Trustee Not Liable for Certificates or Leases ..............   20
Section 6.5.   Indemnity of Trustee and Trust Agents ......................   23
Section 6.6.   Trustee's Right Not to Act .................................   23

                                    PART VII
                APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEE
Section 7.1.   Appointment of Trustee .....................................   23
Section 7.2.   Qualification of Trustee ...................................   24
Section 7.3.   Resignation or Removal of Trustee ..........................   24
Section 7.4.   Successor Trustee ..........................................   25
Section 7.5.   Merger or Consolidation of Trustee .........................   25
Section 7.6.   Appointment of Co-Trustee, Separate Trustee, or Nominee ....   26
Section 7.7.   Representations and Warranties of Trustee ..................   28
Section 7.8.   Trustee's Fees and Expenses ................................   29
Section 7.9.   No Petition ................................................   29
Section 7.10.  Place of Business ..........................................   29

                                    PART VIII
                         ACCOUNTS; PERMITTED INVESTMENTS

Section 8.1.   Accounts; Expenses .........................................   29
Section 8.2.   Rebalancing After Third-Party Claim ........................   32

                                    PART IX
                                  TERMINATION
Section 9.1.   Termination of the Trust ...................................   33

                                    PART X
                           MISCELLANEOUS PROVISIONS
Section 10.1.  Amendment ..................................................   33
Section 10.2.  GOVERNING LAW ..............................................   34
Section 10.3.  Notices ....................................................   34
Section 10.4.  Severability of Provisions .................................   35
Section 10.5.  Construction ...............................................   35

EXHIBITS:

EXHIBIT A   Form of Undivided Trust Interest Certificate ..................   A1
EXHIBIT B   Form of Power of Attorney .....................................   B1

                       FINANCIAL SERVICES VEHICLE TRUST

     TRUST AGREEMENT, amended and restated as of September 27, 1996 (as it may be modified, supplemented (pursuant to a UTI Supplement, a SUBI Supplement or otherwise), or amended from time to time in accordance with its terms, this "Agreement"), among BMW MANUFACTURING L.P.. an Indiana limited partnership
 ---------
(together with any successor or permitted assign, the "Beneficiary"), CHASE
                                                       -----------
MANHATTAN BANK DELAWARE, a banking corporation organized under the laws of Delaware and formerly known as Chemical Bank Delaware (together with any successor, the "Bank") as trustee (in such capacity, together with any successor
                ----
or permitted assign, the "Trustee"). This Trust Agreement amends and restates in
                          -------
its entirety the Trust Agreement, dated as of August 30, 1995 (the "Original Agreement"), between the Beneficiary and the Trustee.

     IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    PART I
                                  DEFINITIONS

     Section 1.1. Definitions.
                  -----------

     "Affected Trust Assets" shall have the meaning set forth in Section 8.1(b).
      ---------------------                                      --------------

     "Affiliate" of any Person means any other Person that (i) directly or
      ---------
indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering any employee benefit plan) or (ii) is an officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (x) to vote 5 % or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agreement" shall have the meaning set forth in the Preamble.
      ---------

     "Bank" shall have the meaning set forth in the Preamble. "Beneficiary"
      ----                                                     -----------
shall have the meaning set forth in the Preamble.

     "BMW" means BMW Financial Services NA, Inc., a Delaware corporation, or its
      ---
successors.

     "Booked Residual Value" shall have the meaning set forth in Section 5.2(a).
      ---------------------                                      --------------

     "Business Day" shall have the meaning set forth in Section 6.3(e).
      ------------                                      --------------

     "Business Trust Statute" shall have the meaning set forth in Section 2.1.
      ----------------------                                      -----------

     "Certificate" means a SUBI Certificate or a UTI Certificate.
      -----------

     "Certificate Register" shall have the meaning set forth in Section 5.4(b).
      --------------------                                      --------------

     "Certificates of Title" shall have the meaning set forth in Section 3.1.
      ---------------------                                      -----------

     "Claims" shall have the meaning set forth in Section 6.5.
      ------                                      -----------

     "Dealer Agreements" shall have the meaning set forth in Section 3.1.
      -----------------                                      -----------

     "Dealers" shall have the meaning set forth in Section 3.1.
      -------                                      -----------

     "Insurance Policies" shall have the meaning set forth in Section 3.1.
      -----------------                                       -----------

     "Leases" shall have the meaning set forth in Section 3.1.
      ------                                      -----------

     "Leased Vehicles" shall have the meaning set forth in Section 3.1.
      ---------------                                      -----------

     "Original Agreement" shall have the meaning set forth in the Preamble.
      ------------------

     "Permitted Investments" shall have the meaning set forth in Section 8.1(d).
      ---------------------                                      --------------

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

     "Registrar of Titles" shall have the meaning set forth in Section 3.1.
      -------------------                                      -----------

     "Residual Value" shall have the meaning set forth in Section 5.2(a).
      --------------                                      --------------

     "Securitized Financings" shall have the meaning set forth in Section
      ----------------------                                      -------
6.1(a).
------

     "Series Vehicle Trustee" shall have the meaning set forth in Section
      ----------------------                                      -------
7.6(d).
------

     "Servicer" shall have the meaning set forth in Section 6.1(d).
      --------                                      --------------

     "Servicing Agreement" shall have the meaning set forth in Section 6.1(d).
      -------------------                                      --------------

     "Special Purpose Affiliate" shall have the meaning set forth in Section
      -------------------------                                      -------
5.2(c).
------

     "SUBI" shall have the meaning set forth in Section 5.2(a).
      ----                                      --------------

     "SUBI Account" shall have the meaning set forth in Section 8.1(a).
      ------------                                      --------------

     "SUBI Assets" shall have the meaning set forth in Section 5.1(a).
      -----------                                      --------------

     "SUBI Certificate" shall have the meaning set forth in Section 5.2(b).
      ----------------                                      --------------

     "SUBI Portfolio" shall have the meaning set forth in Section 5.2(a).
      --------------                                      --------------

     "SUBI Supplement" shall have the meaning set forth in Section 5.2(b).
      ---------------                                      --------------

     "Trust" shall have the meaning set forth in Section 2.1.
      -----                                      -----------

     "Trust Agency Agreement" shall have the meaning set forth in Section
      ----------------------                                      -------
6.3(e).
------

     "Trust Agent" shall have the meaning set forth in Section 6.3(e).
      -----------                                      --------------

     "Trust Assets" shall have the meaning set forth in Section 3.1.
      ------------                                      -----------

     "Trustee" shall have the meaning set forth in the Preamble.
      -------

     "Trustee Accounts" shall have the meaning set forth in Section 8.1(a).
      ----------------                                      --------------

     "Unspecified Trust Interest" or "UTI" shall have the meaning set forth in
      --------------------------      ---
Section 5.1(a).
--------------

     "Unspecified Trust Interest Certificate" or "UTI Certificate" shall have
      --------------------------------------      ---------------
the meaning set forth in Section 5.1(b).
                         --------------

     "UTI Assets" shall have the meaning set forth in Section 5.1(a).
      ----------                                      --------------

     "UTI Pledge" means any pledge of, or the granting of a security interest
      ----------
in, the UTI Certificate, or a portion thereof, by the holder thereof.

     "UTI Portfolio" means Leases and Leased Vehicles not allocated to a SUBI
      -------------
Portfolio and remaining as part of the Unspecified Trust Interest.

     "UTI Supplement" shall have the meaning set forth in Section 5.1(b).
      --------------                                      --------------

                                    PART II
                     CREATION OF TRUST; GRANTOR'S INTEREST

         Section 2.1. Creation of Trust.
                      -----------------

         It is the intention of the parties to form a business trust pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S) 3801 et seq. (the
                                                ------           -- ---
"Business Trust Statute") , and that this Agreement constitutes the governing
 ----------------------
instrument of such business trust to be known as FINANCIAL SERVICES VEHICLE TRUST (the "Trust"). Pursuant to the Original Agreement, the Trustee was
            -----
authorized to file, and did file, a certificate of trust under the Business Trust Statute. The purpose of the Trust is to act as the agent and nominee of the Beneficiary.

         Each of the Trustee, the Beneficiary and any holder of a Certificate agree that for federal and state income tax purposes it shall not treat this Agreement as creating or constituting a trust, partnership, association taxable as a corporation or any other type of separate entity for federal and state income tax purposes (and will report in a manner consistent therewith). Instead, each of the Trust, the Beneficiary and any holder of a Certificate agrees, and will consistently report, that for federal and state income tax purposes the Trust will hold the Trust Assets as a mere agent for the holding of title to the Trust Assets. Except as provided in clause (ii) of Section 3.1(c) hereof, the Trust is acting as holder of title to the Trust Assets in trust solely for the benefit of, and as agent and nominee of, the Beneficiary. Consistent with the preceding sentences, the Trust shall execute all documents, agreements and filings in respect of the Trust Assets "Financial Services Vehicle Trust, as agent and nominee." The Trustee shall not hold the Trust out in a manner that is inconsistent with the Trust acting as agent and nominee.

         Section 2.2. Situs of Trust.
                      --------------

         The Trust will be located and administered in the State of Delaware. The only office of the Trust will be the principal office of the Trustee within the State of Delaware.

                                   PART III
                                 TRUST ASSETS

         Section 3.1. Trust Assets.
                      ------------

         Pursuant to this Agreement and the Servicing Agreements, the Trust shall acquire in its capacity as nominee from time to time the following assets (the "Trust Assets") as specified by the Beneficiary or as contemplated by any
      ------------
Servicing Agreement: (a) cash capital; (b) retail lease contracts (such lease contracts, the "Leases") of automobiles and sports utility vehicles, together
                ------
with all accessories, additions and parts constituting a part thereof and all accessions thereto (the "Leased Vehicles") which Leases are or were originated
                         ---------------
by vehicle dealers (such dealers being referred to herein as "Dealers")
                                                               -------
pursuant to dealer agreements ("Dealer Agreements") entered into with BMW and
                                -----------------
all proceeds thereof; (c) the Leased Vehicles and all proceeds thereof, including (i) the residual values of the Leased Vehicles to be realized through the exercise by lessees of purchase options under the Leases, the proceeds of sale of the Leased Vehicles to third parties, payments received from any other Person, either directly or through a Servicer with respect to the residual value of the Leased Vehicles or payments under any residual value insurance policy described below in clause (e) and (ii) each certificate of title or other
                   ----------
evidence of ownership of a Leased Vehicle issued by the Registrar of Titles (as defined below) in the respective jurisdiction in which each Leased Vehicle is registered (each a "Certificate of Title"), which Certificate of Title shall
                    --------------------
reflect as the owner of such Leased Vehicle "Financial Services Vehicle Trust, as nominee and agent", "BMW

Facility Partners, Inc., as Nominee" or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a "Registrar of Titles"); (d) all
                                                 -------------------
of BMW's rights (but not its obligations) with respect to any Lease or Leased Vehicle, including without limitation the right to proceeds arising from all dealer repurchase obligations, if any, relating to any Lease or Leased Vehicle arising under any Dealer Agreement; (e) any insurance policy and rights thereunder or proceeds therefrom, including without limitation any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, credit accident or health, credit life or unemployment insurance maintained by the Beneficiary, BMW, any obligor under any Lease or any Affiliate of any such Person to the extent that any such policy covers or applies to any Lease, Leased Vehicle or the ability of any lessee under any Lease to make required payments with respect to the Lease or related Leased Vehicles (collectively, "Insurance Policies"); (f) any
                                           ------------------
security deposit with respect to a Lease to the extent due the lessor in accordance with the terms of the Lease; and (g) all proceeds of any of the foregoing.

                                    PART IV
                             ACCEPTANCE BY TRUSTEE

         Section 4.1. Acceptance by Trustee.
                      ---------------------

         The Beneficiary hereby confirms the appointment pursuant to the Original Agreement of the Trustee as trustee of the Trust effective as of August 30, 1995, to act as trustee in accordance with Section 2.1 hereof and to have the rights, powers and duties set forth herein and the Trustee does hereby accept such appointment and agrees to act as trustee of the Trust for the benefit of the Beneficiary and such other Persons as may become beneficiaries hereunder from time to time, subject to the terms and conditions of this Agreement.

                                    PART V
                         BENEFICIAL INTERESTS IN TRUST

     Section 5.1. Unspecified Trust Interest.
                  --------------------------

     (a) The Beneficiary shall hold an exclusive, divided beneficial interest (the "Unspecified Trust Interest" or the "UTI") in all Trust Assets other than
      --------------------------          ---
those divided, identified Trust Assets that are from time to time allocated by the Trust (the "UTI Assets"), upon the written direction of the Beneficiary and
                ----------
otherwise in accordance with Section 5.2 hereof, into one or more other separate
                             -----------
portfolios of Trust Assets (together with any other Trust Asset allocated to or earned by any such portfolio(s), collectively, "SUBI Assets"). The UTI shall be
                                                -----------
a separate series of the Trust within the meaning of Section 3806(b)(2) of the Delaware Business Trust Statute. Except as specified in this Agreement or in any applicable UTI Supplement, UTI Assets with respect to the UTI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, the Trustee or any SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI shall be enforceable against the UTI Portfolio only and not against the assets of the Trust generally. Except as otherwise provided for herein, all income and principal with respect to the Unspecified Trust Interest shall be distributed or retained by the Trustee, as directed in writing from time to time by the Beneficiary. So long as the Trust Assets are subject to securitized financing or otherwise encumbered, neither the Unspecified Trust Interest nor the Unspecified Trust Interest Certificate shall be transferred or assigned by the Beneficiary, and any such purported transfer or assignment shall, to the extent permitted by law, be deemed null, void and of no effect hereunder, provided, however, that such Unspecified Trust Interest and
           --------  -------
Unspecified Trust Interest Certificate may be pledged, and a security interest therein granted, and may be transferred or assigned absolutely to or by the pledgee thereof solely in connection with the exercise of remedies with respect to a default under or with respect to such Securitized Financing so secured or encumbered; provided that any such pledgee must, prior to or contemporaneously
            --------
with, the grant of any such pledge and security interest (x) give to the Trust a non-petition covenant substantially similar to that set forth in Section 7.9 and
                                                                 -----------
(y) execute an agreement between or among itself and each assignee or pledgee from time to time of any SUBI or SUBI Certificate, to release all claims to the Trust Assets allocated to each SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets allocated to each SUBI Portfolio.

     (b) The Unspecified Trust Interest initially shall be represented by a single trust certificate (together with any replacements thereof, the "Unspecified Trust Interest Certificate" or the "UTI Certificate"); provided,
 --------------------------------------          ---------------    --------
however, that at the request of any holder (but only with the consent of any
-------
pledgee of a UTI Pledge) thereof the Unspecified Trust Interest may be represented by two (2) or more such certificates that, in the aggregate,
                                                              ---------
represent the entire Unspecified Trust Interest; provided, however, that it is
                                                 --------  -------
the intention of the parties that no such division of the UTI Certificate shall be effected in a transaction or in manner which would result in the relationship between the Beneficiary and the Trust being for federal and state income tax purposes other than that of principal and agent, and; further, provided, such
                                                      -------  --------
divided certificates will be issued pursuant to a supplement to this Agreement (each, a "UTI Supplement") which shall specify any terms or conditions relevant
          ---------------
to the issuance thereof, as shall be prescribed and established by such holder and by the pledgee of any UTI Pledge. Except as set forth in any applicable UTI Supplement, any Unspecified Trust Interest Certificate shall be in substantially the form of Exhibit A hereto, with such appropriate insertions, omissions,
            ------- -
substitutions and other variations as are required by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be directed in writing by the Beneficiary. Any portion of any Unspecified Trust Interest Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such certificate:

          "Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which provisions shall for all purposes have the same effect as if set forth at this place."

Each Unspecified Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Beneficiary.

     Section 5.2. Special Units of Beneficial Interest.
                  ------------------------------------

     (a) The Trustee shall from time to time, as directed in writing by the Beneficiary, identify, allocate and segregate or cause to be identified, allocated and segregated for all purposes of the Trust one or more separate portfolios of SUBI Assets to be held in trust for such Persons designated in writing by the Beneficiary as beneficiaries accounted for independently within the Trust (each such portfolio, a

SUBI Portfolio"). Each such SUBI Portfolio shall be a separate series of the
--------------
Trust within the meaning of Section 3806(b)(2) of the Business Trust Statute. Upon their identification, segregation and allocation as SUBI Assets, such Trust Assets shall no longer be assets of, or allocated to, or made a part of, the Unspecified Trust Interest (unless and until specifically reallocated to the Unspecified Trust Interest from that SUBI Portfolio pursuant to the terms hereof). The beneficial interest in each such SUBI Portfolio shall constitute a separate "special unit of beneficial interest" ("SUBI") in the Trust. Separate and distinct records (including tax records) shall be maintained for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held in trust and accounted for separately from the other assets of the Trust, including UTI Assets and any other SUBI Assets. The Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the Beneficiary one or more SUBI Certificates evidencing SUBIs, each SUBI representing a specific divided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets identified, segregated and allocated thereto, including with respect to each Leased Vehicle included in any such SUBI Portfolio the actual net proceeds received with respect to the disposition of any Leased Vehicle, whether occurring prior to the expiration at maturity of the related Lease (whether by way of voluntary or involuntary early termination of the Lease, insurance payment or purchase by the lessee or a third-party), or upon expiration at the maturity of the related Lease (such net proceeds received at maturity, the "Residual Value"), and whether or not the Residual Value exceeds the stipulated
 --------------
fair market value of such Leased Vehicle as of such Lease maturity as originally set forth on the face of such Lease (the "Booked Residual Value").
                                          ---------------------

     (b) Each SUBI shall be represented by one or more certificates (each a "SUBI Certificate") to be issued by the Trust and shall be created by the
 ----------------
execution of a supplement to this Agreement (each a "SUBI Supplement"), which
                                                     ---------------
SUBI Supplement shall specify the terms and provisions pursuant to which SUBI Certificates shall be issued with respect to such SUBI; the form of any SUBI Certificate(s) to be issued in connection therewith; the initial SUBI Assets to be included in such SUBI Portfolio; the arrangements, if any, whereby additional SUBI Assets may be added subsequently to, or deleted from, the SUBI Portfolio; the provisions under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by such SUBI Supplement. Each SUBI Supplement shall provide for the application of all net proceeds received with respect to the SUBI Assets, after application of such SUBI Assets and such proceeds with respect to those expenses or liabilities of the Trustee provided for herein except to the extent otherwise provided in such SUBI Supplement, including any mandatory distributions to holders of SUBI Certificates, but shall require an express written waiver of any claim by any holder of any SUBI Certificate (which waiver may be set forth in such SUBI Certificate) to any proceeds or assets of the Trustee and to all of the Trust Assets, including UTI Assets, other than the SUBI Assets included from time to time within the SUBI Portfolio allocated to that SUBI and those proceeds or assets derived from or earned by such SUBI Assets.

     (c) Except as specified in this Agreement or in any applicable SUBI Supplement, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, the Trustee, the UTI or any other SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular SUBI shall be enforceable against the relaxed SUBI Portfolio only and not against the assets of the Trust generally. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and the UTI. Except to the extent specified in this Agreement or in any applicable SUBI Supplement, interests in a SUBI or SUBI Certificate shall be non-transferable, provided that all or any part thereof may be (i) transferred and assigned to any
--------
special purpose corporation, partnership, limited liability company or other vehicle created for the purpose of a Securitized Financing involving a SUBI (each, a "Special Purpose Affiliate"), or (ii) assigned, either absolutely or
          -------------------------
collaterally, or pledged by the Beneficiary or a Special Purpose Affiliate to or in favor of a trustee for one or more securitization trusts, a commercial paper conduit or any other Person solely for the purpose of securing or otherwise facilitating or effecting one or more Securitized Financings by the Beneficiary or a Special Purpose Affiliate, and provided further that each such assignee or
                                    -------- -------
pledgee must, prior to or contemporaneously with the grant of any such pledge and security interest, (x) give to the Trust a non-petition covenant substantially similar to that set forth in Section 7.9, and (y) execute an
                                           -----------
agreement between or among itself and each assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate, to release all claims to the Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets allocated to the UTI PortfoLio and each other SUBI Portfolio. In the event of a sale or an absolute assignment, or pledge as contemplated in clause (ii), such purchaser, assignee or pledgee shall be a
                -----------
beneficiary of the Trust in the manner and to the extent set forth in the SUBI Certificate so acquired and in the applicable SUBI Supplement.

     (d) Each SUBI Supplement shall contain provisions requiring that neither the Beneficiary nor the holder of the applicable SUBI Certificate shall direct the Trustee or the related Series Vehicle Trustee (i) to take any action that would cause the related SUBI Portfolio to be substantively consolidated into any other SUBI Portfolio such that it will have its separate existence disregarded in the event of a bankruptcy of the Beneficiary, the Trust or another SUBI or the UTI, (ii) to commingle any of the assets of the relaxed SUBI Portfolio with the assets of any other SUBI Portfolio or the UTI Portfolio, (iii) to maintain the corporate, financial and accounting books and records and statements of the related SUBI Portfolio, if any, in a manner such that they cannot be separated from those of any other SUBI Portfolio or the UTI Portfolio, (iv) to take any action that would cause (a) the funds and other assets of the related SUBI Portfolio, if any, not to be identifiable or the bank accounts, corporate records and books of account, if any, of the related SUBI Portfolio not to be inseparable from those of any other SUBI Portfolio or the UTI Portfolio and (b) the Trust to pay, other than from the assets of the related SUBI Portfolio, any obligations or indebtedness of any kind incurred by the related SUBI Portfolio and payable by the Trust pursuant to this Agreement, (v) to maintain the assets and liabilities of the related SUBI Portfolio so that they are not readily ascertainable from those of any other SUBI Portfolio or the UTI Portfolio and subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities, (vi) to take any actions with respect to the related SUBI Portfolio except in its capacity as the Trustee or as the Series Vehicle Trustee, as the case may be, in respect of such SUBI Portfolio. The Servicer shall have the right to take any action on behalf of the Trust to enforce the foregoing provisions of each SUBI Supplement for the benefit of the Trust and of the other SUBI Portfolios or the UTI Portfolio.

     Section 5.3. Special Obligations with Respect to
                          Beneficial Ownership.
                          -------------------------------

     Except as set forth to the contrary in a SUBI Supplement, neither the Beneficiary nor any Special Purpose Affiliate shall transfer, assign, or pledge any beneficial interest in the Trust except as specified herein. If expressly so provided in the applicable SUBI Supplement, the Beneficiary or a Special Purpose Affiliate, as applicable, shall at all times maintain with respect to each SUBI at a minimum a one percent (1 %) interest in that SUBI and the related SUBI Portfolio, including (a) a one percent (1 %) interest in each material item of income, gain, loss, deduction or credit with respect to that SUBI and SUBI Portfolio, and (b) a capital account balance (or capital investment) in that SUBI and SUBI Portfolio at least equal to one percent (1 %) of the aggregate capital account balances (or capital investments) therein. The Beneficiary shall be liable without limitation for all debts and obligations arising with respect to the UTI Interest or the Unspecified Trust Assets to the extent that the Beneficiary would be liable if the Unspecified Trust Interest were a partnership under the Delaware Revised Uniform Limited Partnership Act and such Beneficiary were a general partner thereof, and if expressly so provided in the applicable SUBI Supplement, the Beneficiary shall be similarly liable with respect to any such SUBI Portfolio; provided, however, that the Beneficiary shall have no such
                     --------  -------
liability with respect to any purchaser, assignee or pledgee of a SUBI or SUBI Certificate unless such liability is expressly provided for in the SUBI Supplement executed in connection therewith. To the extent the Beneficiary (or its general partner) or any holder of a SUBI Certificate, as applicable, shall have paid or suffered any liability or expense with respect to the Unspecified Trust Interest or the SUBI Portfolio, respectively, and to the extent that the liability or expense was not caused by the willful misconduct or bad faith of the Beneficiary (or its general partner) or holder of a SUBI Certificate, as applicable, the Beneficiary or holder of a SUBI Certificate, as applicable, shall be indemnified, defended and held harmless by the Trust out of the Unspecified Trust Interest or the SUBI Portfolio, respectively, against any such liability or expense (including reasonable attorneys' and other professionals' fees and expenses).

          Section 5.4. Form of Certificate; Registration of
                                  Certificates.
                                  ---------------------------

          (a) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing a manual or facsimile signatures of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of the Trustee shall, when duly authenticated pursuant hereto, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. Except in the case of the initial issuance of the initial SUBI Certificate executed and delivered under the initial SUBI Supplement, no Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

     (b) The Trustee shall keep or cause to be kept at its offices at 1201 Market Street, Wilmington, Delaware 19801, or such other office in Delaware or New York as it shall designate, by written notice to the Beneficiary, a certificate register (the "Certificate Register"), in which, subject to such
                           --------------------
reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by the Trustee. Each Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form reasonably satisfactory to the Trustee, duly executed by the holder of such Certificate or its attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, the Trustee and each agent of the Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for all purposes, and neither the Trustee nor any such agent shall be bound by any notice to the contrary. The Trustee shall furnish or cause to be furnished to the Servicer and the Beneficiary, within (3) three Business Days after receipt by the Trustee of request therefor, a list of the names and addresses of the holders of the Certificates.

     Section 5.5. Mutilated, Destroyed, Lost or Stolen
                         Certificates.
                         ------------------------------

     If any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the Trustee such security or indemnity as may be reasonably required by it to save it harmless, then the Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate, a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the Trustee.

     Section 5.6. Retitling of Leased Vehicles.
                  ----------------------------

     The holders of 100% of the UTI Certificates with respect to the UTI or 100% of the SUBI Certificates with respect to any SUBI may at any time, at their option, to be exercised by written notice delivered to the Trustee and the Servicer, require that the trust in respect of the Trust Assets represented by such respective Certificates be revoked and the Leased Vehicles allocated to such UTI Certificates or SUBI Certificates, as the case may be, be retitled in the name of such holders. Such holders of the UTI Certificates or the SUBI Certificates, as the case may be, shall indemnify the Trust, the Trustee and the Servicer for, and hold the Trust, the Trustee and the Servicer harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or related to such retitling or any action or inaction such holder shall take as the registered owner of such Leased Vehicles, including, without limitation, sales and transfer taxes and registration fees.

     Section 5.7. All Assets to be Held in SUBI or UTI Portfolios.
                  -----------------------------------------------

     Each Trust Asset shall at all times be held either within a SUBI Portfolio or a UTI Portfolio.

                                    PART VI
           DUTIES AND POWERS OF TRUST AND TRUSTEE; TRUSTEE LIABILITY

     Section 6.1. Duties and Powers of Trustee; Limitations on Trust Activity.
                                                -----------------------------

     (a) The Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement or as may be directed by the Beneficiary in a manner not contrary to the terms of this Agreement from time to time, including without limitation in connection with (i) financing transactions of any sort undertaken by the Beneficiary or a Special Purpose Affiliate secured, directly or indirectly, by Trust Assets, by the Unspecified Trust Interest or by any SUBI or any interest therein

(including without limitation any securitized financing undertaken in connection with the issuance and assignment of a SUBI and related SUBI Certificates), (ii) any sale or sale and leaseback by the Beneficiary or a Special Purpose Affiliate of any interest in one or more SUBI, (iii) any other asset securitization, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust (collectively, (i), (ii) and (iii) are referred to herein as "Securitized Financings"), (iv) sales by the
                                 ----------------------
Trust of Leases and other Trust Assets to the extent permitted by the terms of any existing Securitized Financings (so long as the Certificate of title of any Leased Vehicle so sold is amended to reflect the transfer of ownership thereof from the Trust, unless applicable law permits the transfer of ownership of a motor vehicle without an amendment to the vehicle's certificate of title) or (v) activities ancillary thereto, and no implied duties or obligations shall be read into this Agreement against the Trustee.

     (b) Except as provided in or permitted by or otherwise contemplated by this Agreement, any SUBI Supplement or any Servicing Agreement, the Trust shall not
(i) issue beneficial interests in the Trust Assets or securities of the Trust other than the UTI and UTI Certificates and one or more SUBIs and SUBI Certificates; (ii) borrow money on behalf of the Trust except from BMW or an Affiliate of BMW, in connection with funds used to acquire Leases and Leased Vehicles pursuant to Section 3.1; (iii) make loans on behalf of the Trust; (iv)
                     -----------
invest in or underwrite securities; (v) offer securities in exchange for Trust Assets (other than UTI Certificates and SUBI Certificates); or (vi) repurchase or otherwise reacquire any UTI Certificate or SUBI Certificate except as permitted by or in connection with any Securitized Financing; (vii) acquire any assets, other than Trust Assets as contemplated in Section 3.1; (viii) engage in
                                                   -----------
any trade or business; or (ix) except as requested by the Beneficiary, enter into any agreements or contracts.

     (c) The Trustee shall establish accounts and receive, maintain, invest and disburse funds in accordance with Part VIII hereof.
                                  ---------

     (d) At the written direction of the Beneficiary, the Trust shall from time to time enter into one or more servicing agreements (each a "Servicing
                                                             ---------
Agreement") with BMW or with such other or additional Persons as the Beneficiary
---------
shall designate in writing (each, in such capacity, a "Servicer") in such form
                                                       --------
or forms as shall be approved in writing by the Beneficiary. BMW is hereby designated as the initial Servicer. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including without limitation Leased Vehicles and the Leases. At the written direction of the Beneficiary, the Trust shall from time to time enter into one or more agreements with an Affiliate of BMW or such other Person as the Beneficiary shall designate, to serve as a nominee for the Trust in those jurisdictions where the Trust cannot be named as owner on Certificates of Title. The Trustee, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the Beneficiary in connection with the administration or the Trust or the servicing of the Trust Assets, including, without limitation, a power of attorney to each Dealer and the Servicer in substantially the form of Exhibit B hereto; provided,
                                                     ---------         --------
however, that the Trustee shall not be obligated to enter into any such
-------
documents, certificates, applications, powers of attorney or registrations that adversely affect the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (e) The Trustee and the Trust shall have such powers as are necessary and appropriate to the conduct of its duties as set forth in this Agreement, the Servicing Agreements, the UTI Supplements and the SUBI Supplements.

     (f) The Beneficiary shall not direct the Trustee (1) to take any action that would cause the Trust to be substantively consolidated into the bankruptcy estate of the Beneficiary or would cause the Trust to have its separate existence disregarded in the event of a bankruptcy of the Beneficiary, (ii) to commingle any of the assets of the Trust with the assets of any other Person, including the Beneficiary, (iii) to maintain the corporate, financial and accounting books and records and statements of the Trust, if any, in a manner such that they cannot be separated from those of the Beneficiary, (iv) to take any action that would cause (a) the funds and other assets of the Trust, if any, not to be not identifiable or the bank accounts, corporate records and books of account, if any, of the Trust not to be separable from those of the Beneficiary or any other Person and (b) the Trust to pay, other than from the assets of the Trust, any obligations and indebtedness of any kind incurred by the Trust and payable by the Trust pursuant to this Agreement, and (v) to maintain the assets and liabilities of the Trust so that they are not readily ascertainable from those of the Beneficiary or any other Person or not subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities.

     Section 6.2. Duty of Care.
                  ------------

     (a) In carrying Out its duties hereunder, the Trustee shall not be liable in its individual capacity except for liability for its own negligent action, its own negligent failure to act, its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance or similar acts or omissions of any Trust Agent: provided, however, that:
--------  -------

          (i) the Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, the Trustee or any Trust Agent, including any vice-president, trust officer or any other officer of the Trustee or such Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge of or familiarity with the particular subject, unless it shall be proved that the Trustee or Trust Agent was negligent or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

          (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the Beneficiary (to the extent relating to the Unspecified Trust Interest, including in respect of the formation of a SUBI) or the holder or pledgee of a SUBI Certificate in connection with a Securitized Financing (to the extent relating to a SUBI Portfolio) relating to the exercise of any trust power conferred upon the Trustee under this Agreement.

     (b)  Notwithstanding subsection (a) above, the Trustee shall not be
                          --------------
required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement or any Series Vehicle Trustee under any SUBI Supplement.

     (c) Except for actions expressly authorized by this Agreement, the Trustee shall take no action as to which the Trustee has been notified in writing by the

Beneficiary, any Special Purpose Affiliate or other holder or pledgee of a SUBI Certificate or UTI Certificate, or has actual knowledge, that such action would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Securitized Financing.

     (d) All information obtained by the Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person other than to any Trust Agent, the Beneficiary, any Special Purpose Affiliate (if applicable), any Servicer, any pledgee of a UTI Pledge (or any beneficiary of such pledge) any Series Vehicle Trustee or any assignee or pledgee of a SUBI Certificate, unless such disclosure is permitted by this Agreement or any other agreement contemplated hereby, required by any applicable law or regulation or pursuant to subpoena (and the Trustee has provided notice thereof to the Beneficiary), or such information is already otherwise publicly available.

     Section 6.3. Certain Matters Affecting the Trustee.
                  -------------------------------------

     Except as otherwise provided in this Agreement:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. In particular, but without limitation, whenever in this Agreement it is provided that the Trustee shall receive or may rely on the instructions or directions of the Beneficiary, any Series Vehicle Trustee, a Special Purpose Affiliate, or the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing, any written instruction or direction purporting to bear the signature of any officer of the Beneficiary, any Series Vehicle Trustee, a Special Purpose Affiliate, or the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing reasonably believed by it to be genuine may be deemed by the Trustee to have been signed or presented by the proper party;

     (b) the Trustee may consult with counsel, and any opinion of counsel (or, in the case of actions requested by the Beneficiary, advice of counsel) shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion or advice of counsel;

     (c) the Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Beneficiary, a Special Purpose Affiliate, the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing or any other beneficiary of the Trust pursuant to the provisions of this Agreement, unless such requesting Person(s) shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

     (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Beneficiary, any Series Vehicle Trustee, a Special Purpose Affiliate or by the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing; provided, however, that if the payment within a reasonable time to
           --------  -------
the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by the Trustee, shall be reimbursed as a Trust expense upon demand; and

     (e) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians, provided, however, that
                                                       --------  -------
such powers or trusts are executed in a manner consistent with the characterization of the relationship between the Beneficiary and the Trust set forth in Section 2.1 hereof. By way of illustration and not in limitation of the foregoing, the Trustee may enter from time to time into one or more agency agreements (each a "Trust Agency Agreement") with The Chase Manhattan Bank or
                    ----------------------
such other Person or Persons, including without limitation any Affiliate of the Trustee (each a "Trust Agent), as are by experience and expertise qualified to
                 -----------
act in a trustee capacity and otherwise acceptable to the Beneficiary and any assignee or pledgee of a SUBI Certificate in connection with a Securitized Financing. Notwithstanding the foregoing, the Trustee shall replace any

Trust Agent if (i) in the good faith judgment of the Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the Beneficiary, or (ii) if the Trust Agent has materially breached its obligations under the Trust Agency Agreement, the Beneficiary or any assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing has given written notice to the Trustee and the Trust Agent of such breach, and the Trust Agent has not cured such breach in all material respects within 15 Business Days thereafter (or purposes of this Agreement, "Business Day" meaning any day that is not a Saturday, Sunday or
            ------------
other day on which commercial banking institutions in New York, New York, Chicago, Illinois, or Wilmington, Delaware are authorized or obligated by law or executive order to be closed). Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of the Trustee any or all of its obligations as Trustee of the Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section 7.9,
                                                                   -----------
provided, however, that nothing contained in any Trust Agency Agreement shall
--------  -------
excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to the Trustee hereunder. The Trust shall pay such amount to the Trust Agent as reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed by the Trustee, the Beneficiary and the Trust Agent. Notwithstanding anything to the contrary herein, in no event shall any Servicing Agreement or any agreement referred to in the penultimate sentence of Section 6.1(d) be deemed to be a
                                           --------------
Trust Agency Agreement, or any Servicer or any Affiliate thereof or any Person referred to in the penultimate sentence of Section 6.1(d) be deemed to be a
                                           --------------
Trust Agent.

     Section 64. Trustee Not Liable for Certificates or Leases.
                 ---------------------------------------------

     (a) The Trustee shall have no obligation to perform any of the duties of the Beneficiary, any Series Vehicle Trustee or any Servicer unless explicitly set forth in this Agreement, any SUBI Supplement or any Servicing Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 7.7) or any SUBI Supplement (including any recitals contained
         -----------
therein) or the due execution hereof, or thereof by the Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the Beneficiary or its permitted assignee(s) under this Agreement, including without limitation, the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any Lease or any computer or other record thereof; (f) the validity of the assignment of any Trust Asset to the Trustee or of any intervening assignment; (g) the completeness of any
Lease; (h) the performance or enforcement of any Lease; (i) the compliance by the Beneficiary or any Servicer with any covenant or the breach by the Beneficiary or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the Beneficiary, any Servicer or any Obligor under, or in connection with the origination of, any Lease; (1) any action of any Servicer taken in the name of the Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by the Trustee taken at the instruction of the Beneficiary, any pledgee of any Certificate or any Servicer, (n) the preparation, execution or filing of any tax returns on behalf of the Trust; or
(o) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve the Trustee of its
--------  -------
obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties (i) under this Agreement to authenticate and deliver Certificates at the request of the Beneficiary, or (ii) as set forth in Sections 6.1(d), 7.9 and 7.10, or based on
                                     --------------------     ----
the Trustee's or any Trust Agent's willful misconduct, bad faith or negligence, no recourse shall be had against the Person or institution serving as Trustee in its individual capacity for any claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. The Trustee shall not have any personal obligation, liability or duty whatsoever to the Beneficiary or any permitted assignee(s) thereof or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Assets or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Beneficiary or a Special Purpose Affiliate of any of the SUBI Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

     (b) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other agreement to which the Trust is a party, the Trustee shall promptly give written notice to the Beneficiary requesting instruction as to the course of action to be adopted, and to the extent the Trustee acts in good faith, without negligence or willful misconduct, in accordance with any written instruction of the Beneficiary received, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within ten Business Days of such notice (or within such shorter period as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or any such other agreement, as it shall deem to be in the best interest of the Beneficiary, and shall have no liability to any Person for such action or inaction, absent bad faith, willful misconduct or negligence on the part of the Trustee.

     (c) In the event that the Trustee is unsure as to the application of any provision of this Agreement or any other agreement to which the Trustee is a party or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provisions, or in the event that this Agreement or any such other agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give written notice to the Beneficiary requesting instruction and, to the extent that the Trustee acts or refrains from acting in good faith, without negligence or willful misconduct, in accordance with any such instruction received, the Trustee shall not be liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction within 10 Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or such other agreement as it shall deem to be in the best interest of the Beneficiary, and shall have no liability to any Person for such action or inaction, absent bad faith, willful misconduct or negligence on the part of the Trustee.

     Section 6.5. Indemnity of Trustee and Trust Agents.
                  -------------------------------------

     The Trustee and any Trust Agent shall be indemnified and held harmless out of and to the extent of the Trust Assets with respect to any loss, liability or expense, including reasonable attorneys' and other professionals' fees and expenses (collectively "Claims"), arising out of or incurred in connection with
                        ------
(a) any of the Trust Assets (including without limitation any Claims relating to Leases, Leased Vehicles, consumer fraud, consumer leasing act violation, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any Lease, personal injury or property damage claims arising with respect to any Leased Vehicle or any claim with respect to any tax arising with respect to any Trust Asset) or (b) the Trustee's or Trust Agent's acceptance or performance of the trusts and duties contained in this Agreement or any Trust Agency Agreement, with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 8.1(b) hereof, provided,
                                               --------------         --------
however, that neither the Trustee nor any Trust Agent shall be indemnified or
-------
held harmless out of the Trust Assets as to any Claim (i) for which BMW shall be liable and shall have paid pursuant to its Servicing Agreement, (ii) incurred by reason of the Trustee's or such Trust Agent's willful misfeasance, bad faith or negligence, or (iii) incurred by reason of the Bank's breach of its respective representations and warranties pursuant to any Servicing Agreement or this Agreement.

     Section 6.6. Trustee's Right Not to Act.
                  --------------------------

     Notwithstanding anything to the contrary contained herein, the Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if the Trustee in good faith shall determine that such action would be illegal or subject the Bank to personal liability or be unduly prejudicial to the rights of other beneficiaries of the Trust.

                                    PART VII
                APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEE

     SectIon 7.1. Appointment of Trustee.
                  ----------------------

     The Bank is hereby designated as Trustee.

     Section 7.2. Qualification of Trustee.
                  ------------------------

     Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States, the District of Columbia, with capital and surplus of at least $100,000,000, (b) have a principal place of business, or shall have appointed an agent with a principal place of business, in the State of Delaware and (c) otherwise acceptable to the Beneficiary.

     Section 7.3. Resignation or Removal of Trustee.
                  ---------------------------------

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Beneficiary; provided,
                                                                    --------
however, that such resignation and discharge shall only be effective upon the
-------
appointment of a successor Trustee. Upon receiving such notice of resignation, the Beneficiary shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) If at any time the Trustee shall cease to be qualified in accordance with Section 7.2, or if any representation or warranty made by the Bank pursuant
     -----------
to Section 7.7 shall prove to have been untrue in any material respect when
   -----------
made, but the Trustee shall fail to resign after written request therefor by the Beneficiary or the assignee or pledgee of any UTI Certificate or SUBI Certificate in connection with a Securitized Financing, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Beneficiary shall remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Beneficiary shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee.

     (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

     Section 7.4. Successor Trustee.
                  -----------------

     Any successor Trustee appointed as provided in Section 7.3 shall execute,
                                                    -----------
acknowledge and deliver to the Servicer, the Beneficiary and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Beneficiary and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 7.2.
                                                  -----------

     Section 7.5. Merger or Consolidation of Trustee.
                  ----------------------------------

     (a) Any corporation (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of the Trustee, which corporation, if requested by the Beneficiary, executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such corporation shall
                                                 --------
be eligible pursuant to Section 7.2, without the execution or filing of any
                        -----------
instrument or any further act on the part of any of the parties hereto.

     (b)  Upon the happening of any of the events described in Section 7.3,
                                                               -----------
Section 7.4 and paragraph (a) of this Section 7.5, the successor trustee shall
-----------     -------------         -----------
cause an amendment to the certificate of mist to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to the Trustee's identity.

         Section 7.6. Appointment of Co-Trustee, Separate Trustee, or Nominee.
                      -------------------------------------------------------

     (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Asset may at the time be located, or of creating a SUBI, the Beneficiary and the Trustee, acting jointly, shall have the power to execute and deliver all instruments (including as part of creating a SUBI) to appoint one or more Persons approved by the Trustee and the Beneficiary to act as co-trustee, jointly with the Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Beneficiary and its permitted assignee(s), such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Beneficiary and the Trustee may consider necessary or desirable; it being understood that,
                                                     -------------------
except in the case of the State of Delaware, the Trustee shall have no affirmative duty to ascertain the legal requirements of any jurisdiction that may require the appointment of a co-trustee. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 7.2, except that no co-trustee,
                                   -----------
separate trustee or nominee under this Agreement may be the Beneficiary or any Affiliate thereof.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to any Servicer under this Agreement or any Servicing Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Beneficiary and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

     (d) Notwithstanding any other provision of this Section 7.6, any SUBI Supplement may provide for the appointment of a trustee for such SUBI separate from the Trustee under the circumstances set forth in such SUBI Supplement. The trustee for any such SUBI (a "Series Vehicle Trustee") shall have the right, power, duty and obligation to act separately in respect of any right, power, duty and obligation that by its nature relates solely to the SUBI Assets of such SUBI (by way of example and not limitation, endorsing certificates of title upon the dissolution of a SUBI pursuant to the terms thereof), but shall not have the right, power, duty or obligation to act in any manner (as separate trustee, co-trustee or otherwise) in respect of any right, power, duty or obligation that by its nature does not relate solely to the SUBI Assets of such SUBI (by way of example and not limitation, signing an answer to a complaint in a legal action against the Vehicle Trust not relating to a specific SUBI Asset). The Trustee shall have no duty or obligation to perform any duty or obligation undertaken by any Series Vehicle Trustee in a SUBI Supplement, and shall not be liable or responsible for any act or omission of a Series Vehicle Trustee.

         Section 7.7. Representations and Warranties of
                           Trustee,
                           ----------------------------

     The Bank hereby makes the following representations and warranties as of the date hereof on which the Beneficiary, each of its permitted assignees and pledges, and each pledgee or holder of a Certificate (and beneficial owner of any portion thereof in connection with a Securitized Financing) may rely:

     (a)  Organization and Good Standing. The Bank is a banking corporation,
          ------------------------------
duly organized, validly existing and in good standing under the law of State of Delaware;

     (b)  Power and Authority. The Bank has full power, authority and right to
          -------------------
execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

     (c)  Due Execution. This Agreement has been duly executed and delivered by
          -------------
the Bank, and is a legal, valid and binding instrument enforceable against the Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

     (d)  No Conflict. Neither the execution and delivery of this Agreement nor
          -----------
the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation governing the corporate trust business of the Bank or any judgment, decree or order binding on the Bank or the articles of association or bylaws of the Bank or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Bank is a party or by which it is bound; and

     (e)  Location of Records. The office where the Bank keeps its records
          -------------------
concerning the transactions contemplated hereby is located at 1201 Market Street, Wilmington, Delaware 19801.

         Section 7.8. Trustee's Fees and Expenses.
                      ---------------------------

     The Trustee shall be paid out of Trust Assets (or, to the extent not paid thereby, by the Beneficiary) reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including without limitation reasonable attorneys' fees), as may be agreed upon in writing between the Beneficiary and the Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement.

         Section 7.9. No Petition.
                      -----------

     Each of the Bank and the Trustee covenants and agrees that prior to the date which is one year and one day after the date upon which ail obligations under each Securitized Financing has been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, the Beneficiary, any other Special Purpose Affiliate, the general partner of the Beneficiary or any other general partner of a Special Purpose Affiliate that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.

         Section 7.10. Place of Business.
                       -----------------

     At all times, either the Trustee or a co-trustee hereunder shall be a resident of, or have a principal place of business in, the State of Delaware.

                                   PART VIII
                        ACCOUNTS; PERMITTED INVESTMENTS

         Section 8.1. Accounts; Expenses.
                      ------------------

     (a) The Trustee will establish and maintain with respect to the Unspecified Trust Interest and each SUBI Portfolio such bank accounts as may be directed in writing by the Beneficiary or as may be set forth in the applicable SUBI Supplement (collectively, the "Trustee Accounts," and each such Trustee Account
                               ----------------
with respect to any particular SUBI, a "SUBI Account"). The Trustee may
                                        ------------
authorize any Servicer to
make deposits into and to make disbursements from any Trustee Account in accordance with the terms and provisions of this Agreement and any Servicing Agreement.

     (b)  Except as provided in Sections 7.8 and 8.2, all Trust expenses shall
                                ------------     ---
be paid out of the Trust Assets, including without limitation (i) any reimbursement due to any Servicer for payments from its own operating accounts in order to fund (A) drafts by Dealers in payment for the assignment to the Trustee of Leases and Leased Vehicles and (B) any other advances made by such Servicer, with the consent of the Trustee (to be given only at the direction of the Beneficiary or in accordance with the terms of any Securitized Financing), with respect to any Lease or Leased Vehicle, (ii) Servicer fees (and expenses, if any, not covered by the Servicer fee under any Servicing Agreement), (iii) Trustee fees and expenses, and (iv) other Trust expenses, if any, provided,
                                                                  --------
however, that (y) to the extent that an expense or liability of the Trustee, the
-------
Beneficiary or a Special Purpose Affiliate (if applicable) shall be incurred or suffered with respect to a discrete Trust Asset or group of Trust Assets (including without limitation contract, tort or tax claims relating to one or more specific Leases or Leased Vehicles) (each an "Affected Trust Asset" and
                                                   --------------------
collectively, the "Affected Trust Assets"), all of which either are contained
                   ---------------------
within one or more SUBI Portfolios, on the one hand, or among the UTI Portfolio, on the other hand, the holders of each SUBI containing any Affected Trust Asset (pro rata in the ratio of the aggregate value of those Affected Trust Assets
 --- ----
held in each such SUBI portfolio as recorded on the books of the Trust to the aggregate value of all Affected Trust Assets held in all such SUBI Portfolios) or the holder of the Unspecified Trust Interest, as the case may be, shall bear in full the burden of such Trustee, Beneficiary or Special Purpose Affiliate expense or liability, but (z) to the extent that any such expense or liability of the Trustee, Beneficiary or a Special Purpose Affiliate shall be incurred or suffered with respect to the Trust Assets generally, all beneficiaries of the Trust shall bear the burden of such Trust expenses or liabilities on a pro rata
                                                                       --- ----
basis in the ratio of the aggregate value of Trust Assets held in each respective SUBI Portfolio and the UTI Portfolio, as each is recorded on the books of the Trust, to the total value of all Trust Assets. Any pro rata
                                                                --- ----
allocation of an expense or liability among one or more Portfolios shall be made in good faith and so as not to disproportionately affect any Portfolio.

     (c) All or a portion of the funds deposited into each Trustee Account shall be separately invested by the Trustee from time to time at the written direction of the Beneficiary or a Special Purpose Affiliate (as appropriate) or BMW, in its capacity as Servicer, as its designee in any of the Permitted Investments described in Section

8.1(d), provided, however, that should any Securitized Financing impose any
        --------  -------
more stringent limits on the types or tenors of permitted investments in any particular Trustee Account than is provided for in such section, such more stringent limits shall apply to investments from such Trustee Account. BMW, in its capacity as Servicer, is hereby made the designee of the Beneficiary for such purpose. All income or gain from investment of monies in each such Trustee Account shall be deposited upon receipt into such Trustee Account, and any loss resulting from any such investment shall be charged to such account, as the case may be. Each such investment shall be made in the name of the Trust or its nominee and shall be evidenced by an instrument or, in the case of "book-entry" investments, registration on the books of the issuer of the Trust or a nominee as the registered owner thereof. If any certificate is issued with respect to any investment, it shall be delivered to the Trustee or its agent. If at any time none of the Beneficiary or a Special Purpose Affiliate (as appropriate), or its respective designee, shall have given the Trustee a timely investment directive with respect to any account, the Trustee shall invest and reinvest any monies in such account(s) in securities issued by the United States Treasury with maturities not longer than seven (7) days.

     (d)  "Permitted Investments" means any one or more of the following
           ---------------------
instruments, obligations or securities:

          (i) (A) direct obligations of, and obligations fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and (B) the direct obligations of, or obligations fully guaranteed by, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or any state;

          (ii) certificates of deposit (and time deposits represented by such certificates of deposit) of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Bank or any Affiliate thereof) incorporated under the laws of the United States or any state and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either the short-term, unsecured debt obligations of such depository institution or trust company have one of the two highest available credit ratings from any two national rating agencies;

          (iii) repurchase obligations held by the Trustee that are acceptable to the Trustee with respect to (A) any security described in clause (i) above,
                                                             ----------
or (B) any
other security issued or guaranteed by any agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (including the Bank or any Affiliate thereof) acting as principal, whose obligations would be Permitted Investments under clause (ii) above;
                                                       -----------

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State so long as at the time of such investment or contractual commitment providing for such investment either the long-term, unsecured debt of such corporation has one of the two highest available ratings from any two national rating agencies or commercial paper or other short-term debt rated by any national rating agency in one of its two highest rating categories; and

          (v) investments of proceeds of the Trust Assets in Permitted Investments maintained in "sweep accounts," short-term asset management accounts and the like utilized for the commingled investment, on an overnight basis, of residual balances in investment accounts maintained at the Bank and any Affiliate thereof.

     Notwithstanding anything to the contrary contained in this definition, any of the foregoing which constitutes an uncertificated security shall not be considered a Permitted Investment unless (w) it is registered in the name of the Trustee in its capacity as such or any nominee therefor; (x) no notation of the right of the issuer thereof to a lien thereon is contained in the initial transaction statement therefor sent to the Trustee; (y) the Trustee does not have notice or actual knowledge of (i) any restriction on the transfer thereof imposed by the issuer thereof or (ii) any adverse claim, and no notation of any such restriction or of any specific adverse claim as to which the issuer has a duty under any applicable law at the tune of registration is contained in the initial transaction statement therefor sent to the Trustee; and (z) (to the Trustee's knowledge) no creditor has served legal process upon the issuer thereof at its chief executive office in the United States which legal process attempts to place a lien thereon prior to the registration thereof in the name of the Trustee.

         Section 8.2. Rebalancing After Third-Party Claim.
                      -----------------------------------

     To the extent that a third-party claim against Trust Assets is satisfied out of Trust Assets in proportions other than as provided in Section 8.1(b),
                                                             --------------
then, notwithstanding anything to the contrary contained herein, the Trustee shall promptly identify and reallocate (or request the Servicer to identify and reallocate) the remaining Trust Assets among the UTI Portfolio and each of the SUBI Portfolios so that each shall bear the expense of the third party claim as nearly as possible as if the burden of such claim had been allocated as provided in Section 8.1(b).
                                                                 --------------

                                    PART IX
                                  TERMINATION

     Section 9.1 Termination of the Trust.
                 ------------------------

     The Trust shall dissolve upon (a) the bankruptcy or insolvency of the Beneficiary or (b) the express written direction of the Beneficiary. Upon the dissolution of the Trust, (i) the Servicer shall liquidate the Trust Assets and discharge any claims of creditors of the Trust (subject to the provisions described in Section 5.2 hereof) and (ii) the Trustee shall cause the certificate of trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate. Notwithstanding the foregoing, in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of William Jefferson Clinton of the State of Arkansas, living on the date of this Agreement.

                                    PART X
                           MISCELLANEOUS PROVISIONS

         Section 10.1. Amendment.
                       ---------

          (a) Prior to the first Securitized Financing, this Agreement may be amended by written agreement between the Beneficiary and the Trustee (entered into by the Trustee at the written direction of the Beneficiary). After the first Securitized Financing any such amendment shall also require such additional approvals, if any, under each Securitized Financing as is expressly required thereby. A SUBI Supplement shall not be deemed an amendment of this Agreement. The second and third sentences of Section 5.1(a), the second sentence of Section 5.2(a), and the first and second sentence of Section 5.2(c) shall not be amended without the prior written consent of the Beneficiary and each holder of a SUBI Certificate. Prior to the execution of any amendment to this Agreement, any Servicing Agreement, any SUBI Supplement or any other agreement contemplated hereby or thereby, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Trustee's own rights, duties or immunities under this Agreement or otherwise. If the Beneficiary notifies the Trustee in writing that the Internal Revenue Service has adopted final regulations permitting a non-incorporated entity to elect to be subject to federal income tax and such election would still be available to the Trust regardless of whether the Beneficiary was subject to the liability for the Trust's debts (as provided in Section 5.3 hereof), the Beneficiary and, at the written direction of the Beneficiary, the Trustee shall amend this Agreement to release the Beneficiary from the provisions referred to in Section 5.3 hereof relating to its liability for the Trust's debts.

     (b) If so provided in any SUBI Supplement, any amendment of this Agreement entered into after the execution of such SUBI Supplement shall be ineffective as to the SUBI created by such SUBI Supplement and the rights, obligations, estates and entitlements of the SUBI Portfolio created thereby and each beneficiary of such SUBI, and each party to such SUBI Supplement, and such SUBI shall continue in effect in all respects as though such amendment to this Agreement had not been executed (including any amendment to this Section 10.1(b)), unless such amendment has been approved in writing by the registered holder of the related SUBI Certificate.

     Section 10.2. GOVERNING LAW.
                   -------------

     THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

     Section 10.3. Notices.
                   -------

     All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows:
(a) if to the Beneficiary, at c/o BMW Financial Services N.A., Inc., 3455 Mill Run Road, Suite 505, Hilliard, Ohio 43026, Attention: Paul DiNapoli (Telecopier No. (614) 771-

4574), and (b) if to the Bank or the Trustee, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Department (at Telecopier No. (302) 984-4889) or at such other address as shall be designated by the Beneficiary, the Bank or the Trustee in a written notice to the other parties hereto. Delivery shall occur only upon actual receipt or rejected tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

     Section 10.4. Severability of Provisions.
                   --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shaLl in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

     Section 10.5. Construction.
                   ------------

     For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular
Part or Section within this Agreement; (d) the term "include" means "include without limitation"; and (e) the term "or" is intended to include the term "and/or."

                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the Beneficiary and the Bank have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           BMW MANUFACTURING L.P.,
                                           as the Beneficiary

                                           By:      BMW FACILITY PARTNERS, INC.,
                                                    its general partner

                                                    By:_____________________
                                                    Name:     Richard Matschke
                                                    Title: Treasurer

                                                    By:_____________________
                                                    Name:     Frances McCaffrey
                                                    Title: Assistant Secretary

                                           CHASE MANHATTAN BANK DELAWARE,
                                           as the Trustee

                                                    By:_____________________
                                                    Name:     John J. Cashin
                                                    Title: Senior Trust Officer

             WITNESS WHEREOF, the Beneficiary and the Bank have caused Trust Agreement to be duly executed by their respective officers as of the day year first above written.


                                            BMW MANUFACTURING L.P.,
                                            as the Beneficiary

                                            By:     BMW FACILITY PARTNERS INC.,
                                                    its general partner


                                                    By: /s/ Richard Matschke
                                                        -----------------------
                                                    Name:   Richard Matschke
                                                    Title:  Treasurer

                                                    By  /s/ Frances McCaffrey
                                                        -----------------------
                                                    Name:   Frances McCaffrey
                                                    Title:  Assistant Secretary

                                             CHASE MANHATTAN BANK DELAWARE,
                                             as the Trustee

                                                    By
                                                        -----------------------
                                                    Name:    John J. Cashin
                                                    Title: Senior Trust Officer

         IN WITNESS WHEREOF, the Beneficiary and the Bank have caused this Trust Agreement to be duly executed by their respective officers as of the day and year First above written.


                                            BMW MANUFACTURING L.P.,
                                            as the Beneficiary

                                            By:     BMW FACILITY PARTNERS, INC.,
                                                    its general partner


                                                    By:
                                                       ----------------------
                                                    Name:    Richard Matschke
                                                    Title:   Treasurer


                                                    By:
                                                       ------------------------
                                                    Name:   Frances McCaffrey
                                                    Title:  Assistant Secretary


                                            CHASE MANHATTAN BANK DELAWARE,
                                            as the Trustee


                                                    By: /s/ John J. Cashin
                                                       ------------------------
                                                    Name:   John J. Cashin
                                                    Title:  Senior Trust Officer

                                                                       EXHIBIT A



                        FINANCIAL SERVICES VEHICLE TRUST

                     UNSPECIFIED TRUST INTEREST CERTIFICATE

               evidencing [an exclusive] [a fractional] undivided interest in all Trust Assets (as defined below) other than SUBI Assets (as defined below).

               (This Certificate does not represent an obligation of, or an interest in, BMW Financial Services NA, Inc., BMW Facility Partners, Inc., BMW Manufacturing L.P. or any of their respective affiliates.)

 Number UTI-______

     THIS CERTIFIES THAT ___________________ is the registered owner of a nonassessable, fully-paid, [exclusive][fractional] divided interest in the Trust Assets, other than SUBI Assets (such interest, an "Unspecified Trust Interest"),
                                                   --------------------------
of Financial Services Vehicle Trust, a Delaware business trust (the "Trust") formed pursuant to a Trust Agreement dated and effective as of August 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among BMW Manufacturing L.P. as the sole beneficiary (in such capacity, and together with any successor or permitted assign, the "Beneficiary"), and Chase Manhattan Bank Delaware (formerly known as Chemical
 -----------
Bank Delaware), a banking corporation organized under the State of Delaware, as trustee (the "Trustee"). A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

     This Certificate is one of the duly authorized certificates issued under the Agreement and designated as "Financial Services Vehicle Trust Unspecified Trust Interest Certificates" (the "Unspecified Trust Interest Certificates").
                                   ---------------------------------------
This Unspecified Trust Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Unspecified Trust Interest Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as "Financial Services Vehicle Trust Special Unit of Beneficial Interest Certificates" (the "SUBI Certificates" and, together with the
                    -----------------

Unspecified Trust Interest Certificates, the "Certificates"). Each series of
                                              ------------
SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio (as defined below).

         The property of the Trust includes, or will include, among other things: cash capital; certain retail lease contracts (the "Leases") of
                                                           ------
automobile and sports utility vehicles (the "Leased Vehicles") by vehicle
                                             ---------------
dealers ("Dealers") pursuant to dealer agreements entered into with BMW
          -------
Financial  Services NA, Inc. ("BMW") (or, In certain circumstances, by dealers
                               ---
or other Persons unaffiliated with BMW), and the proceeds thereof; the Leased Vehicles and the proceeds thereof, including the Residual Values thereof and the titles thereto; the right to proceeds of any Dealer repurchase obligations relating to any Lease or Leased Vehicle; and certain insurance policies or proceeds therefrom covering any Lease, Leased Vehicles or a lessee under a Lease (such assets, together with any other assets of the Trust, the "Trust Assets").
                                                                ------------
From time to time, certain of the Trust Assets will be identified and allocated on the records of the Trust into one or more separate portfolios of Trust Assets (such assets, "SUBI Assets" and each such portfolio, a "SUBI Portfolio"). The
               -----------                              --------------
beneficial interest in each such SUBI Portfolio will constitute a separate "special unit of beneficial interest" ("SUBI") in the Trust, and will no longer
                                        ----
constitute a part of the Undivided Trust Interest. The rights of the holder of this Certificate to the proceeds of the Trust Assets are and will be further set forth in the Agreement.

         The Certificates do not represent an obligation of, or an interest in, the Beneficiary, BMW or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Leases and the Leased Vehicles not allocated to any SUBI Portfolio, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by the holder hereof upon request.

         By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Trustee and to all of the Trust Assets from time to time included within each SUBI Portfolio as SUBI Assets and those proceeds or assets derived from or earned by such SUBI Asset.

         The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of holders of Unspecified Trust Interest Certificates at any time by the Beneficiary and the Trustee, prior to the first Securitized Financing. Thereafter, any such amendment shall require such additional approvals as may be required by each Securitized Financing. If approval of the holder of this Certificate is required, any such consent shall be conclusive and binding on such holder and on all future holders hereof and of any Certificate issued upon the permitted transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement, this Certificate and the underlying interests represented hereby may not be transferred or assigned and any such purposed transfer or assignment shall be null, void, and of no effect, except in connection with a pledge by the Beneficiary in connection with, and a transfer or assignment absolutely to or by such a pledgee solely in connection with exercise of remedies with respect to a default under or with respect to, a Securitized Financing. Such a transfer of this Certificate is registrable upon surrender of this Certificate for registration of transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable) or by any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Unspecified Trust Interest Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

     Prior to due presentation of this Certificate for registration of a permitted transfer, the Trustee, the certificate registrar and any of their respective agents may treat the Person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Agreement, neither the Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon either the bankruptcy or insolvency of the Beneficiary or the express written direction of the Beneficiary.

     Unless this Certificate shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Unspecified Trust Interest Certificate to be duly executed.

Dated:                                              FINANCIAL SERVICES VEHICLE
                                                     TRUST

                                                    By:  CHASE MANHATTAN BANK
                                                         DELAWARE

                                                    By:
                                                       ------------------------
                                                    Name
                                                        -----------------------
                                                    Title:
                                                          ---------------------

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is the UTI Certificate referred to in the within-mentioned Trust Agreement.


CHASE MANHATTAN BANK DELAWARE,
    as Trustee

By:
    ---------------------------
     Authorized Officer

            or

     The Chase Manhattan Bank,
     as agent for the Trustee

By:
    ---------------------------
     Authorized Officer

                                   POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that FINANCIAL SERVICES VEHICLE TRUST ("Grantor"), a business trust formed under the laws of the State
                -------
of Delaware, does hereby appoint BMW FINANCIAL SERVICES NA, INC. ("Grantee"), a
                                                                   -------
Delaware corporation located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675, as its attorney-in-fact, with full power of substitution, and hereby authorizes and empowers Grantee, in the name of and on behalf of Grantor, to take the following actions from time to time with respect to certain filings referred to in the Servicing Agreement dated as of August 30, 1995 between Grantor and Grantee, as supplemented by the Series l996-A Servicing Agreement, dated as of September 27, 1996 ("Servicing Agreement") for the purposes of enabling Grantee in the name of the Grantor to

                  1. Sign Grantor's name to any (i) periodic sales and use or property (real or personal) tax reports, (ii) periodic renewals of licenses and permits, (iii) periodic renewals of qualification to act as a trust and a business trust, or (iv) other periodic governmental filing, registration or approvals (collectively, "Filings"), arising with respect to or required of the
                          -------
Grantor or the Trustee; and

                  2. Identify any surety bonds or other ancillary undertakings required of the Grantor or the Origination Trustee in respect of any Filing, execute and deliver any and all instruments and take any and all further action in the name of and on behalf of Grantor as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

                  Grantee is hereby empowered to do any and all lawful acts requisite for effecting such Filings and the payment of such fees, costs and taxes as necessary to complete these actions, and Grantor hereby ratifies and confirms any and all lawful acts that Grantee shall do pursuant to and in conformity with this Power of Attorney.

                  This Power of Attorney is revocable upon notice by Grantor, and if not earlier revoked shall expire upon the earlier of (a) the termination of that certain Trust

Agreement, Amended and Restated as of September 27, 1996, as further amended May 25, 2000 by and among BMW MANUFACTURING L.P. and CHASE MANHATTAN BANK DELAWARE (f/k/a) Chemical Bank Delaware, and (b) the termination of that certain Servicing Agreement.

                  Grantor executes this power of attorney with the intent to be legally bound hereby, and with the intent that the execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

                  All capitalized terms used herein shall, unless defined herein, have the respective meaning set forth in the Trust Agreement.

                            [SIGNATURES ON NEXT PAGE]

         Dated this __ day of ________, 199_.


                                  FINANCIAL SERVICES VEHICLE TRUST

                                  By:   CHASE MANHATTAN BANK DELAWARE,
                                        as trustee


                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                           (CORPORATE SEAL]

                                  Address:    1201 Market Street
                                              Wilmington, Delaware 19801

Signed, sealed and delivered
in the presence of:




---------------------------------
[Unofficial Witness)